Exhibit 32.1

Certification pursuant to

18 U.S.C. Section 1350,

as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Harvard Illinois Bancorp, Inc. (“Company”) on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Duffield J. Seyller III, President and Chief Executive Officer and I, Donn L. Claussen, Chief Financial Officer of the Company certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 12, 2010	/s/ Duffield J. Seyller III
Date	Duffield Seyller III
President and Chief Executive Officer

November 12, 2010	/s/ Donn L. Claussen
Date	Donn L. Claussen
Executive Vice President and Chief Financial Officer

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